                                                                   EXHIBIT 10.33

                                SECOND AMENDMENT

        This SECOND AMENDMENT dated as of March 31, 2000 (this "Amendment"), is made by and among (a) MERCURY AIR GROUP INC., a New York corporation (the "Borrower"), having its principal place of business at 5454 McConnell Avenue, Los Angeles, California 90066, (b) the direct and indirect Subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (the "Guarantors"),
(c) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for the Banks referred to below; and (d) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms not otherwise defined herein that are defined in the Credit Agreement referred to below shall have the respective meanings herein assigned to such terms in the Credit Agreement.

        WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit and Term Loan Agreement dated as of March 2, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement");

        WHEREAS, the Borrower has requested that the Agent and the Banks amend the terms of the Credit Agreement in order to, among other things, (i) increase the Total Acquisition Loan Commitment to $18,000,000, (ii) modify the definition of a Permitted Acquisition, and (iii) waive compliance with the Consolidated Net Income covenant for the fiscal quarter ended March 31, 2000; and

        WHEREAS, the Agent and the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to amend the Credit Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

        SECTION 1.1. The definition of "Permitted Acquisition" contained in the Credit Agreement is amended by inserting after clause (g) thereof, the following:

                "Notwithstanding the foregoing, for purposes of this definition, any Capital Expenditures (net of insurance recoveries) related to the rebuilding and upgrade of the fixed base operation located in Nashville, Tennessee, shall constitute a Permitted Acquisition."

        SECTION 1.2. Schedule 1 to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the Schedule 1 attached hereto.



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                                      -2-


        SECTION 2. LIMITED WAIVER AND CONSENT.

        SECTION 2.1. Pursuant to Section 14.7 of the Credit Agreement, the Borrower has agreed that it will maintain Consolidated Net Income of at least $1.00 for any fiscal quarter ending after the Closing Date. The Borrower has informed the Agent and the Banks that it has not maintained this amount for the fiscal quarter ending March 31, 2000 in compliance with the terms of the Credit Agreement, and has requested that the Agent and each of the Banks waive such non-compliance. Upon the effectiveness of this Amendment, the Agent and each of the Banks hereby waive compliance with the provisions of Section 14.7 of the Credit Agreement solely for the fiscal quarter ended March 31, 2000, provided that Consolidated Net Income for the fiscal quarter ended March 31, 2000 shall not be less than -$1,300,000.

        SECTION 2.2. Pursuant to the definition of "Permitted Acquisition" contained in the Credit Agreement, the Borrower and its Subsidiaries are prohibited from entering into an acquisition of any Person, business, division or specified group of assets if, after giving effect to such acquisition, the aggregate consideration paid by the Borrower and its Subsidiaries in connection with all such acquisitions during any twelve consecutive months exceeds $10,000,000 (the "Aggregate Acquisition Limit"). The Borrower has notified the Agent and the Banks of its intent to enter into each of the acquisitions listed on Exhibit A attached hereto (the "Proposed Acquisitions"), and that each of the Proposed Acquisitions may or may not qualify as a Permitted Acquisition under the Credit Agreement because, after giving effect to such Proposed Acquisition, the aggregate consideration paid by the Borrower and its Subsidiaries in connection with Permitted Acquisitions during the last twelve consecutive months may exceed the Aggregate Acquisition Limit. The Borrower has requested that the Banks provide written consent to each of the Proposed Acquisitions as Permitted Acquisitions, and, to the extent any Proposed Acquisition exceeds the Aggregate Acquisition Limit, waive the Aggregate Acquisition Limit to permit such Proposed Acquisition. The Banks hereby consent to each of the Proposed Acquisitions, and to the extent any Proposed Acquisition exceeds the Aggregate Acquisition Limit, waive the Aggregate Acquisition Limit to permit such Proposed Acquisition; provided, however, that for the purpose of determining whether any acquisition (other than the Proposed Acquisitions) constitutes a Permitted Acquisition, the aggregate consideration paid in connection with each of the Proposed Acquisitions shall be included for purposes of calculating compliance with the Aggregate Acquisition Limit.

        SECTION 2.3. Nothing contained in this waiver shall be construed to imply a willingness on the part of the Agent and the Banks to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents. The consent and waiver given herein is limited strictly to its terms and shall apply only to the specific provisions described herein. The consent and waiver contained herein shall not extend to or affect any other obligations of the Borrower contained in the Credit Agreement or any other Loan Documents and shall not impair or prejudice any rights consequent thereon.

        SECTION 3. INCREASE OF COMMITMENT. The Banks hereby consent to the increase in the Total Acquisition Loan Commitment, such increase to be allocated pro rata to each Bank's


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                                      -3-


Acquisition Loan Commitment and evidenced by the Amended and Restated Acquisition Notes.

        SECTION 4. GUARANTORS' CONSENT. Each of the Guarantors hereby consents to the amendment and waiver to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Credit Agreement as amended and increased by this Amendment.

        SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; Authorization. The Borrower hereby represents, warrants and covenants to the Agent and the Banks as follows:

        (a) each of the representations and warranties of the Borrower contained in the Credit Agreement was true as of the date as of which it was made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse or to which the Borrower has previously provided information to the Agent and the Banks and to the extent that such representations and warranties relate expressly to an earlier date, such representations and warranties also are correct as of the date of this Amendment and no Default or Event of Default has occurred and is continuing as of the date of this Amendment after giving effect hereto;

        (b) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

        (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

        SECTION 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

        (a) This Amendment shall have been duly executed and delivered by the Borrower, each Guarantor, the Agent and each Bank and shall be in full force and effect.

        (b) The Amended and Restated Acquisition Notes (the "Notes") in the amounts and in favor of the Banks set forth on the attached
                Schedule 1 shall have been duly executed and delivered by the Borrower and shall be in full force and effect.

        (c) The receipt by the Agent, for the benefit of the Banks, of an amendment fee in the amount of $10,000 for each Bank.



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                                      -4-

        (d) The receipt by the Agent of an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of this Amendment and the Notes, and the legality, validity and binding effect thereof, in form and substance satisfactory to the Agent.

        SECTION 7. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        SECTION 8. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

        SECTION 9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).


                  [Remainder of page intentionally left blank]


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        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                      Borrower:             MERCURY AIR GROUP, INC.


                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:


                      Guarantors:           MAYTAG AIRCRAFT CORPORATION





                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MERCURY AIR CARGO, INC.



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MERCURY ACCEPTANCE
                                            CORPORATION



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                                            EXCEL CARGO, INC.



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:



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                                            MERCURY AIR CENTERS, INC.
                                            (f/k/a Wofford Flying Service, Inc.)



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                                            AEG FINANCE CORPORATION



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                                            RPA AIRLINE AUTOMATION SERVICES,
                                            INC.
                                            (f/k/a Rene Perez and Associates,
                                            Inc.)



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                                            HERMES AVIATION, INC.



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                                            VULCAN AVIATION, INC.



                                            By: /s/ RANDOLPH E. AJER
                                               ---------------------------------
                                               Name:
                                               Title:

                      Agent and Banks:      FLEET NATIONAL BANK
                                            (f/k/a BankBoston, N.A.),
                                            individually and as Agent


                                            By: /s/ MICHAEL J. BLAKE
                                               ---------------------------------
                                               Name:
                                               Title:

                                            SANWA BANK CALIFORNIA


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MELLON BANK, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                      Agent and Banks:      FLEET NATIONAL BANK
                                            (f/k/a BankBoston, N.A.),
                                            individually and as Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            SANWA BANK CALIFORNIA


                                            By: /s/ ROB KASPAR
                                               ---------------------------------
                                               Name: Rob Kaspar
                                               Title: V.P.

                                            MELLON BANK, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                      Agent and Banks:      FLEET NATIONAL BANK
                                            (f/k/a BankBoston, N.A.),
                                            individually and as Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            SANWA BANK CALIFORNIA


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MELLON BANK, N.A.


                                            By: /s/ [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                               Name: [Name Illegible]
                                               Title: Vice President

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                      Agent and Banks:      FLEET NATIONAL BANK
                                            (f/k/a BankBoston, N.A.),
                                            individually and as Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            SANWA BANK CALIFORNIA


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MELLON BANK, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By: /s/ ANN FORBES
                                               ---------------------------------
                                               Name: Ann Forbes
                                               Title: V.P.